Exhibit 99.1

Jefferies Announces Shareholder Approval of Charter Amendment

NEW YORK, June 28, 2023 - Jefferies Financial Group Inc. (NYSE: JEF) (“Jefferies”) is pleased to announce that its shareholders overwhelmingly approved its Amended and Restated Certificate of Incorporation, which authorizes a new class of non-voting common stock, $1.00 par value per share (the “Non-Voting Common Shares”).  The proposal at the special meeting received 98.1% of votes cast in favor:

Votes For	Votes Against	Votes Abstained/Withheld
178,924,890	3,125,690	379,386

As previously announced, as part of our strategic alliance with Sumitomo Mitsui Banking Corporation (“SMBC”) and certain of its affiliates (collectively, “SMBC Group”), SMBC plans, subject to applicable regulatory approvals, to raise its economic ownership in Jefferies to up to 15% on an as-converted and fully diluted basis.  That increased economic ownership will come from direct and indirect open-market purchases of Jefferies’ voting common stock that will, in part, be exchanged for Jefferies’ Series B non-voting convertible preferred shares, which are mandatorily convertible into the Non-Voting Common Shares three years after the date of the initial exchange.

Rich Handler, Jefferies’ CEO, and Brian Friedman, its President, stated: “We want to thank our shareholders for approving this next important step toward building Jefferies’ and SMBC Group’s strategic alliance to help strengthen and advance the corporate and investment banking businesses of both firms.  We are all excited about the future potential of our partnership.”

About Jefferies Financial Group Inc.

Jefferies is a leading, global, full-service investment banking and capital markets firm that provides advisory, sales and trading, research and wealth management services. With more than 40 offices around the world, we offer insights and expertise to investors, companies and governments.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements about our future and statements that are not historical facts. These forward‐looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “may,” “intend,” “outlook,” “will,” “estimate,” “forecast,” “project,” “should,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which will change over time. Forward-looking statements may contain beliefs, goals, intentions and expectations regarding revenues, earnings, operations, arrangements and other results, and may include statements of future performance, plans, and objectives. Forward-looking statements also include statements pertaining to our strategies for future development of our businesses and products, including Jefferies and SMBC Group’s strategic alliance. In particular, forward-looking statements include statements about the potential benefits of the collaboration with SMBC Group, SMBC’s intention to exchange its shares of Jefferies’ voting common stock and SMBC’s intention to increase its equity investment in Jefferies, as SMBC is under no obligation to do so. Forward‐looking statements speak only as of the date they are made; we do not assume any duty, and do not undertake, to update any forward‐looking statements. Furthermore, because forward‐looking statements represent only our belief regarding future events, many of which by their nature are inherently uncertain, the actual results or outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Information regarding important factors, including Risk Factors that could cause actual results or outcomes to differ, perhaps materially, from those in our forward-looking statements is contained in reports we file with the SEC. You should read and interpret any forward-looking statement together with reports we file with the SEC. Past performance may not be indicative of future results. Different types of investments involve varying degrees of risk. Therefore, it should not be assumed that future performance of any specific investment or investment strategy will be profitable or equal the corresponding indicated performance level(s).

For inquiries, please contact:

Jonathan Freedman
Head of Marketing and Communications
Jefferies Financial Group Inc.
jfreedman@jefferies.com